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                                                                  EXHIBIT 10.J.1


                             AMENDMENT NO. 2 TO THE
                               EL PASO CORPORATION
                    2001 OMNIBUS INCENTIVE COMPENSATION PLAN

        Pursuant to Section 16.1 of the El Paso Corporation 2001 Omnibus Incentive Compensation Plan, effective as of January 29, 2001 (the "Plan"), the Plan is hereby amended as follows, effective April 1, 2001:

        WHEREAS, the Company desires to clarify a provision of the Plan to reflect the intent of the Board of Directors and the Compensation Committee relating to the amount of additional Restricted Stock that may be awarded to Participants due to the risks of forfeiture, price fluctuation, and other attendant risks associated with Restricted Stock awarded under the Plan pursuant to Sections 11.5(a)(ii) or 11.5(b)(ii), or in lieu of receiving all or any portion of cash awarded in accordance with Sections 11.5(a)(i) or 11.5(b)(i).

        NOW THEREFORE, Section 11.5(c) is hereby deleted in its entirety and replaced with the following:

        "(c) Because the Participant bears forfeiture, price fluctuation, and other attendant risks during the Restriction Period (as defined in Section 10.4) associated with the Restricted Stock awarded under this Plan, Participants shall be awarded an additional amount of Restricted Stock equal to the amount of Restricted Stock which a Participant is awarded pursuant to Sections 11.5(a)(ii) or 11.5(b)(ii), as applicable, or such other amount of Restricted Stock as determined by the Plan Administrator."

        IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 1st day of April 2001.


                                        EL PASO CORPORATION


                                        By:  /s/ Joel Richards III
                                           ------------------------------------
                                           Joel Richards III
                                           Executive Vice President
                                           Human Resources and Administration

Attest:


        /s/ David L. Siddall
------------------------------------
Corporate Secretary